SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

                          MAY 1, 1997

                 (Date of earliest event reported)

                      Pennwood Bancorp, Inc.

       (Exact name of registrant as specified in its charter)

PENNSYLVANIA                 0-21939                      25-1783648
------------                 -------                      -----------
(State or other jurisdiction (Commission File Number)     (IRS Employer
of incorporation)                                         Identification No.)

683 LINCOLN AVENUE, PITTSBURGH, PENNSYLVANIA              15202
--------------------------------------------              ------
(Address of principal executive offices)                 (Zip Code)

                           (412) 761-1234
                           --------------
          (Registrant's telephone number, including area code)

                           NOT APPLICABLE
                           --------------
(Former name, former address and former fiscal year, if changed since last report)

                        Page 1 of 4 Pages.
                 Exhibit Index appears on page 2.

ITEM 5.   OTHER EVENTS

     On May 1, 1997, Pennwood Bancorp. Inc. (the "Company"), announced that the Company's Board of Directors authorized the repurchase of up to 30,506 shares, or approximately five percent, of the Company's outstanding common stock.

      For additional information, reference is made to the Press Release, dated May 1, 1997, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits:

           99  Press Release, dated May 1, 1997

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PENNWOOD BANCORP, INC.



Date:  May 1, 1997    By:  /S/ PAUL S. PIEFFER
                              -------------------
                              Paul S. Pieffer
                              President and Chief Executive Officer